UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	February 7, 2024

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3490 Piedmont Road N.E., Suite 1550
Atlanta,	Georgia	30305
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(404)	639-6500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ABCB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 7, 2024, the Board of Directors (the “Board”) of Ameris Bancorp (the “Company”) increased the size of the Board from 13 directors to 14 directors. The Board also appointed Claire E. McLean, age 44, to serve as a director of the Company, effective February 7, 2024. Ms. McLean’s initial term as a director expires at the Company’s 2024 annual meeting of shareholders. She has not yet been appointed to serve on any committee of the Board.

Ms. McLean began her career in public accounting in September 2003 at Ernst & Young LLP, where she ultimately served as a Managing Director in the Assurance Services practice from July 2018 until September 2023. She currently serves as Chief Operating Officer and Executive Vice President of Preferred Capital Securities, LLC and as President of its affiliate, Preferred Shareholder Services, roles in which she began serving in September 2023. Preferred Capital Securities is an independent, third-party managing broker-dealer focused on the wholesale distribution of alternative investments to independent broker-dealers and registered investment advisors across the United States and Puerto Rico.

As a non-employee member of the Board, Ms. McLean will be compensated for service as a director in accordance with the standard compensation provided to non-employee directors of the Company, which is described in the “Summary of Director Compensation” included as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2023.

There are no arrangements or understandings between Ms. McLean and any other persons pursuant to which Ms. McLean was selected as a director, and there are no transactions in which the Company was or is to be a participant and in which Ms. McLean had or will have a direct or indirect material interest that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
AMERIS BANCORP

By:	/s/ H. Palmer Proctor, Jr.
H. Palmer Proctor, Jr.
Chief Executive Officer

Date: February 7, 2024